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Exhibit 10.24



                                EMC CORPORATION



November 13, 2002


Brocade Communications
Attn: Jean Burkhead
     Mary Beth Vassallo


RE: Agreement dated 1/25/00


Dear Jean:

     In accordance with Article 3.1 of the above referenced agreement this letter serves as notification that EMC would like to renew the Agreement for an additional one (1) year term.



                                                  Sincerely,

                                                  /s/ Alfred Windhol

                                                  Alfred Windhol
                                                  Commodity Specialist



                50 Constitution Boulevard, Franklin Mass. 02038